Exhibit (n) ii

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael Rollings, Senior Vice President and Acting Chief Financial Officer of MML Bay State Life Insurance Company (“MML Bay State), appoints Mark Roellig, Executive Vice President and General Counsel of MML Bay State, and all persons succeeding him in the capacity of General Counsel as well as Stephen Kuhn, Senior Vice President and Secretary of MML Bay State, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Senior Vice President and Acting Chief Financial Officer of MML Bay State, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MML Bay State separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
MML Bay State Variable Life Separate Account I	2-78828, 33-19605, 33-82060
MML Bay State Variable Annuity Separate Account 1	33-76920

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MML Bay State separate investment accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 19th day of April, 2006.

/s/ Michael Rollings
Michael Rollings Senior Vice President and Acting Chief Financial Officer	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Norman A. Smith, Vice President and Controller (Chief Accounting Officer) of MML Bay State Life Insurance Company (“MML Bay State), appoints Mark Roellig, Executive Vice President and General Counsel of MML Bay State, and all persons succeeding him in the capacity of General Counsel as well as Stephen Kuhn, Senior Vice President and Secretary of MML Bay State, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Vice President and Controller (Chief Accounting Officer) of MML Bay State, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MML Bay State separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
MML Bay State Variable Life Separate Account I	2-78828, 33-19605, 33-82060
MML Bay State Variable Annuity Separate Account 1	33-76920

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MML Bay State separate investment accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 10th day of April, 2006.

/s/ Norman A. Smith
Norman A. Smith Vice President and Controller (Chief Accounting Officer)	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Isadore Jermyn, a member of the Board of Directors of MML Bay State Life Insurance Company (“MML Bay State), appoints Mark Roellig, Executive Vice President and General Counsel of MML Bay State, and all persons succeeding him in the capacity of General Counsel as well as Stephen Kuhn, Senior Vice President and Secretary of MML Bay State, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as a member of MML Bay State’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MML Bay State separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
MML Bay State Variable Life Separate Account I	2-78828, 33-19605, 33-82060
MML Bay State Variable Annuity Separate Account 1	33-76920

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MML Bay State separate investment accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 7th day of April, 2006.

/s/Isadore Jermyn
Isadore Jermyn Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Stuart H. Reese, President and Chief Executive Officer of MML Bay State Life Insurance Company (“MML Bay State) and Chairman of the Board of Directors of MML Bay State, appoints Mark Roellig, Executive Vice President and General Counsel of MML Bay State, and all persons succeeding him in the capacity of General Counsel as well as Stephen Kuhn, Senior Vice President and Secretary of MML Bay State, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as President and Chief Executive Officer of MML Bay State and Chairman of the Board of Directors of MML Bay State, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MML Bay State separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
MML Bay State Variable Life Separate Account I	2-78828, 33-19605, 33-82060
MML Bay State Variable Annuity Separate Account 1	33-76920

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MML Bay State separate investment accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 6th day of April, 2006.

/s/ Stuart Reese
Stuart H. Reese President, Chief Executive Officer, and Chairman of the Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Peter Lahaie, President, and Chief Executive Officer of MML Distributors, LLC (MML Distributors), appoints Mark Roellig, Executive Vice President and General Counsel of MML Bay State Life Insurance Company (“MML Bay State”) and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Senior Vice President and Secretary of MML Bay State, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as President and Chief Executive Officer of MML Distributors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MML Bay State separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
MML Bay State Variable Life Separate Account I	2-78828, 33-19605, 33-82060
MML Bay State Variable Annuity Separate Account 1	33-76920

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MML Bay State Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 12th day of April, 2006.

/s/ Peter Lahaie
Peter Lahaie	Witness
President, and Chief Executive Officer
of MML Distributors